UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 2, 2019

INTEC PHARMA LTD.

(Exact name of registrant as specified in its charter)

Israel	001-37521	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hartom St. Har Hotzvim
Jerusalem, Israel	9777512
(Address of principal executive offices)	(Zip Code)

+ 972-2-586-4657
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, no, par value	NTEC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2019, the shareholders of Intec Pharma Ltd. approved at the 2019 annual meeting of shareholders of the Company (the “Annual Meeting”) an amendment to its 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of ordinary shares authorized for issuance under the 2015 Plan by 1,000,000 ordinary shares.

A summary of the material features of the 2015 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 25, 2019 (the “Proxy Statement”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 2, 2019, the Company held its Annual Meeting. An aggregate of 14,181,648 ordinary shares, or 40.49% of the Company’s 35,019,479 total outstanding voting shares as of October 25, 2019, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. All proposals received the requisite level of approval by shareholders. A more complete and detailed description of each matter is set out in the Company’s Proxy Statement.

Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.        Re-election of Dr. John W. Kozarich, Jeffrey A. Meckler, Anthony J. Maddaluna, Hila Karah, Dr. Roger J. Pomerantz and William B. Hayes to serve as a director of the Company to hold office until the close of the next annual general meeting:

Nominee	For	Against	Abstain	Broker Non-Votes
Dr. John W. Kozarich	2,974,314	164,126	33,706	11,009,502
Jeffrey A. Meckler	2,980,564	162,126	29,456	11,009,502
Anthony J. Maddaluna	2,870,517	267,793	33,836	11,009,502
Hila Karah	2,864,492	273,818	33,836	11,009,502
Dr. Roger J. Pomerantz	2,876,117	262,243	33,786	11,009,502
William B. Hayes	2,986,235	152,125	33,786	11,009,502

2.        Approval of the terms of Dr. Kozarich as Chairman of the Company:

For	Against	Abstain	Broker Non-Vote
2,822,150	267,749	82,247	11,009,502

3.        Approval of an amendment to the Company’s 2015 Plan, to increase the aggregate number of ordinary shares authorized for issuance under the 2015 Plan by 1,000,000 ordinary shares:

For	Against	Abstain	Broker Non-Vote
2,710,013	409,013	53,120	11,009,502

4.        Approval and ratification of the re-appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), independent registered public accounting firm, a member of PricewaterhouseCoopers International Limited as the independent auditors of the Company for the period ending at the close of the next annual general meeting:

For	Against	Abstain	Broker Non-Vote
12,638,546	1,113,912	429,190	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019

INTEC PHARMA LTD.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer

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